Exhibit 10.23

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES OF AMERICA OR UNDER ANY APPLICABLE SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER ANY APPLICABLE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF ANY APPLICABLE SECURITIES LAWS.

WARRANT TO PURCHASE STOCK

THIS WARRANT TO PURCHASE STOCK (THIS “WARRANT”) CERTIFIES THAT, for good and valuable consideration, the receipt of which is hereby acknowledged, East West Bank, a California banking corporation (“Bank”), or its assignee pursuant to Section 6.4 hereof (“Holder”) is entitled to purchase from 17 Education & Technology Group Inc., a Cayman Islands exempted company (the “Company”), the number of fully paid and non-assessable shares of Subject Securities (the “Shares”) equal to the Applicable Amount, at a price per share equal to the Warrant Price. The initial Warrant Price and the number and character of shares of Subject Securities with respect to which this Warrant is exercisable, are subject to adjustment as hereinafter provided. This Warrant is issued in conjunction with a credit facility entered into as of _______ 2020 (the “Credit Facility”) by and between Shanghai Hexu Information Technology Co., Ltd., Shanghai Yiqizuoye Information Technology Co., Ltd. and Bank’s affiliate.

Company:	17 EDUCATION & TECHNOLOGY GROUP INC., an exempted company incorporated under the laws of the Cayman Islands bearing Company Number 272790

Warrant Shares:	Series E Preferred Shares

Number of Warrant Shares:	111,808 shares

Warrant Price:	$3.1716 per share

Issue Date:	May 19, 2020

Total Warrant Price:	$354,609.93, being the Number of Warrant Shares multiplied by the Exercise Price per share

ARTICLE 1. DEFINED TERMS. For purposes of this Warrant, the following capitalized terms have the meanings assigned to them in this Article 1. Capitalized terms used in this Warrant and not defined in this Article 1 have the meanings assigned to them elsewhere in this Warrant.

“Acceleration Event” means an IPO.

“Applicable Amount” means 111,808 shares of Subject Securities.

“Business Day” means any day other than a Saturday, Sunday or a public holiday on which commercial banks in either Hong Kong or Beijing are open for business throughout their normal business hours.

“Common Stock” means the ordinary shares, par value US$0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Constitutional Documents” means the Company’s Fifth Amended and Restated Articles of Association adopted on January 12, 2018, and the Fourth Amended and Restated Shareholders Agreement dated January 12, 2018, in each case as may be amended or restated from time to time.

“Expiration Date” means the earlier to occur of (i) the date five (5) years from the date of the Issue Date; provided, however, that if such date is not a Business Day, then the Expiration Date shall be the next succeeding Business Day, and (ii) an Acceleration Event.

“Marketable Securities” means securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and/or like securities regulation and reporting requirements of any other jurisdiction or Trading Market regulators applicable to the Company in connection with the issuance, sale or trading of its securities (“Applicable Law”), and is then current in its filing of all required reports and other information under the Act, the Exchange Act and any other Applicable Law; (ii) the class and series of shares or other security of the issuer that would be received by Holder in connection with the Acquisition were Holder to exercise this Warrant on or prior to the closing thereof is then traded in Trading Market, (iii) Holder would be able to publicly re-sell, within thirty (30) calendar days following the closing of such Acquisition, all of the issuer’s shares and/or other securities that would be received by Holder in such Acquisition were Holder to exercise this Warrant in full on or prior to the closing of such Acquisition, and (iv) Holder is not subject to any lock-up or similar restriction (whether contractual or regulatory).

“Subject Securities” means shares of Series E Preferred Shares, par value US$0.0001 of the Company.

“Warrant Price” US$ 3.1716 per share.

ARTICLE 2. EXERCISE.

2.1 Method of Exercise. Holder may exercise this Warrant, in whole but not in part, at any time and from time to time on or before the Expiration Date set forth above. Holder may exercise this Warrant by delivering the original of this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 2.2, Holder shall also deliver to the Company payment of the aggregate Warrant Price for the Shares being purchased.

2.2 Conversion Right. In lieu of exercising this Warrant as specified in Section 2.1, Holder may from time to time convert this Warrant, in whole but not in part, into a number of Shares determined by dividing (a) the aggregate fair market value of the Shares minus the aggregate Warrant Price of such Shares by (b) the fair market value of one Share. The fair market value of the Shares shall be determined pursuant to Section 2.3.

2.3 Fair Market Value. If the Shares are regularly traded in a public market, the fair market value of each Share shall be the product of (a) the average closing price per share of Common Stock reported during the 90-trading day period immediately prior to the day Holder delivers its Notice of Exercise to the Company multiplied by (b) the number of shares of Common Stock into which one Share of Subject Securities is convertible at the time of such exercise. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine fair market value of each Share in its reasonable good faith judgment. If the Warrant is exercised in connection with the Company’s initial public offering of common stock, the fair market value of each Share shall be the product of (x) the per share offering price of the Common Stock to the public of the Company’s initial public offering multiplied by (y) the number of shares of Common Stock into which one Share of Subject Securities is convertible at the time of such exercise.

2.4 Delivery of Certificate. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder a certificate for the Shares acquired.

2.5 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance (including the amount) to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver to Holder, in lieu of this Warrant, a new Warrant of like tenor.

ARTICLE 3. ADJUSTMENTS TO THE SHARES.

3.1 Subdivisions and Combinations. In the event that the outstanding shares of Subject Securities are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Warrant Price shall be proportionately decreased, and in the event that the outstanding shares of Subject Securities are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Warrant Price shall be proportionately increased.

3.2 Reclassification, Exchange, Combination or Substitution. Upon any reclassification, exchange, combination, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, combination, substitution, or other event. The provisions of this Section 3.2 shall similarly apply to successive reclassifications, exchanges, combinations, substitutions, or other events.

3.3 Acquisition. Upon the closing of any sale, license, or other disposition of all or substantially all of the assets (including intellectual property) of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company’s securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction (each, an “Acquisition”), Holder shall (at its sole option) after having received the notice of such Acquisition from the Company (which shall be at least fifteen (15) business days in advance of such Acquisition), either (a) exercise this Warrant pursuant to Section 2.1 herein or convert this Warrant pursuant to Section 2.2 herein, and such exercise or conversion will be deemed effective immediately prior to the consummation of such Acquisition, or (b) exchange for cash or Marketable Securities in case the consideration payable of such Acquisition consists solely of cash and/or Marketable Securities, (c) if Holder elects not to exercise or convert this Warrant, or exchange for cash or Marketable Securities in case the consideration payable of such Acquisition consists solely of cash and/or Marketable Securities, this Warrant will expire upon the consummation of such Acquisition.

3.4 Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to the Subject Securities payable in Subject Securities, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (A) the numerator of which shall be the total number of shares of Subject Securities outstanding immediately prior to such dividend or distribution, and (B) the denominator of which shall be the total number of shares of Subject Securities outstanding immediately after such dividend or distribution.

3.5 Shareholder Rights and Obligations. Except as otherwise specified in this Warrant, this Warrant shall not entitle Holder to vote as a holder of Company shares until such time as this Warrant is Exercised pursuant to the terms hereof and until the Holder is entered into the Register of Members as holder of the Warrant Shares. Subject to Holder executing any shareholder agreements to which holders of Warrant Shares are then generally signatory or an accession to the Company SHA, upon Exercise and being issued with the Warrant Shares, Holder shall have all voting, dividend, liquidation, redemption, anti-dilution and other rights, and be subject to all obligations, as and to the extent are applicable to such Warrant Shares under the Constitutional Documents.

3.6 No Impairment. The Company shall not, by amendment of its articles or certificate of incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times when this Warrant is outstanding in good faith assist in carrying out all the provisions of this Article 3 and in taking all such action as may be necessary or appropriate to issue the Shares pursuant to the terms of this Warrant..

3.7 No Fractional Share. No fractional Share shall be issuable upon exercise of this Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. Certificate as to Adjustments. Upon each adjustment of the Warrant Price, the Company at its expense shall promptly compute such adjustment and deliver to Holder a certificate of the Chief Executive Officer, the Chief Financial Officer or the Managing Director of the Company setting forth such adjustment and the facts upon which such adjustment is based.

3.8 Acceleration Event. Provided that in anticipation of an Acceleration Event, Holder shall effect an Exercise within fifteen (15) business days after the date on which the Company notifies Holder in writing that a formal shareholders’ resolution or board resolution has been adopted to approve the plan of such IPO.

ARTICLE 4. REPRESENTATIONS AND COVENANTS OF THE COMPANY.

4.1 Representations and Warranties. The Company hereby represents and warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, and all securities, if any, issuable upon conversion of the Shares, have been duly authorized by all required corporate action on the part of the Company, and shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein, in the Constitutional Documents or under applicable laws. Until this Warrant is exercised pursuant to the terms hereof, the Company shall have authorized, and reserved for the purpose of issuance of Shares upon exercise of this Warrant, a sufficient number of shares of Subject Securities to provide for the exercise of the rights represented by this Warrant, and shall have authorized and reserved a sufficient number of shares of its Common Stock to provide for the conversion of the Subject Securities available hereunder.

4.2 Notice of Certain Events. If the Company proposes at any time: (a) to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend; (b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights that would give rise to pre-emptive rights of any class or series of shareholders; (c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) at least ten (10) days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (a) and (b) above; and (2) in the case of the matters referred to in (c) and (d) above at least ten (10) days prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF HOLDER.

5.1 No Registration. The Holder understands that the Shares have not been, and will not be, registered under the securities acts of any jurisdiction by reason of exemptions from the registration provisions the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Holder’s representations as expressed herein or otherwise made pursuant hereto.

5.2 Investment Intent. The Holder is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Holder has no present intention of selling, granting any participation in, or otherwise distributing the Shares, nor does it have any contract, undertaking, agreement or arrangement for the same.

5.3 Investment Experience. The Holder has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

5.4 Speculative Nature of Investment. The Holder understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Holder can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5.5 Access to Data. The Holder has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Holder understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Holder acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

5.6 Accredited Investor. The Holder is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission of the United States of America and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

5.7 Residency. The residency of the Holder (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

5.8 Restrictions on Resales. The Holder acknowledges that the Shares must be held indefinitely unless subsequently registered or an exemption from such registration is available.

5.9 No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

5.10 Brokers and Finders. The Holder has not engaged any brokers, finders or agents in connection with this Warrant or the Shares, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Holder, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Shares.

5.11 Legal Counsel. The Holder has had the opportunity to review this Warrant, the exhibits and schedules attached hereto and the transactions contemplated by this Warrant with its own legal counsel. The Holder is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by this Warrant.

5.12 Tax Advisors. The Holder has reviewed with its own tax advisors the U.S. and non-U.S. tax consequences of this investment and the transactions contemplated by this Warrant. With respect to such matters, the Holder relies solely on any such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment and the transactions contemplated by this Warrant.

5.13 Authorization. Holder has all requisite power and has taken all requisite action required of it to execute this Warrant, and to carry out and perform all of its obligations hereunder. The execution and delivery of this Warrant has been duly authorized, and this Warrant has been duly executed and delivered on behalf of Holder and constitutes the valid and binding agreement of Holder, enforceable in accordance with its terms. The execution and delivery of this Warrant do not, and the consummation of the transactions contemplated hereby and thereby will not, conflict with, or result in any violation of any obligation under Holder’s constitutional documents or any agreement or law applicable to Holder.

ARTICLE 6. MISCELLANEOUS.

6.1 Term. This Warrant is exercisable in whole but not in part at any time and from time to time on or before the Expiration Date set forth above. [If this Warrant has not been exercised prior to the Expiration Date, this Warrant shall be deemed to have been automatically exercised on the Expiration Date by “cash-less” conversion pursuant to Section 2.2].

6.2 Legends.

(a) Securities Law Legend. This Warrant and the Shares (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OF THE UNITED STATES OR OF ANY OTHER APPLICABLE JURISDICTION AND MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER APPLICABLE SECURITIES LAWS OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF ANY APPLICABLE SECURITIES LAWS.

(b) Market Stand-Off Legend. The Shares issued upon exercise hereof may also be stamped or imprinted with a legend in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

6.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant (and the securities issuable, directly or indirectly, upon conversion of the Shares, if any) may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee.

6.4 Transfer Procedure. After receipt of this Warrant, with prior written notice to the Company, Bank may transfer all but not part of this Warrant to its parent company, East West Bancorp, Inc. (“EWBI”), who has assumed in writing the obligations of Holder set forth in this Warrant. With prior written notice to the Company, this Warrant may be transferred to a third party, in whole but not in part, without restriction, subject only to (i) Holder’s compliance with applicable laws, (ii) the transferee holder of the new Warrant assuming in writing the obligations of Holder set forth in this Warrant, (iii) any applicable transfer restrictions in the Company SHA as if the Holder has Exercised the Warrant and holds the Warrant Shares; provided that Holder shall not be entitled to transfer this Warrant or the Warrant Shares to any Company Competitor.

6.5 Notices. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when (i) given personally, (ii) on the day it is received by Holder after being mailed by first-class registered or certified mail, postage prepaid, or (iii) upon actual receipt if given by facsimile or electronic mail and written confirmation of such receipt by the recipient, in each case at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or Holder from time to time.

6.6 Amendment or Waiver. Any term of this Warrant may be amended or waived upon written consent of the Company and the Holder.

6.7 No Rights as Shareholder. Until the exercise this Warrant pursuant to the terms herein, the Holder shall not have or exercise any rights by virtue hereof as a shareholder of the Company except as expressly provided in this Warrant.

6.8 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the Hong Kong Special Administrative Region of the People’s Republic of China, without giving effect to its principles regarding conflicts of law.

6.9 Dispute Resolution. All disputes and controversies arising out of or in connection with this Warrant shall be finally resolved by arbitration in Hong Kong under the Hong Kong International Arbitration Center Administered Arbitration Rules (the “Rules”) in force when the Notice of Arbitration (as defined by the Rules) is submitted in accordance with the Rules. For the purpose of such arbitration, there shall be three arbitrators to form an arbitration board, with one being appointed by all claimants collectively, one being appointed by all respondents collectively, and the third being selected by the Chairman of the Hong Kong International Arbitration Centre. The award of the arbitrators shall be final and binding and may be enforced in any court of competent jurisdiction.

6.10 No Withholding. All payments to be made by or for Holder under this Warrant shall (save insofar as required by law to the contrary) be paid in full without set-off or counterclaim and free and clear of and without any deduction or withholding for or on account of any taxes that may be imposed in any jurisdiction from which payment may be made by or for Holder under this Warrant.

6.11 Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of this Warrant.

6.12 California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

6.13 Counterparts; Facsimile/Electronic Signatures. This Warrant may be executed in counterparts, all of which together shall constitute one and the same agreement. Any signature page delivered electronically or by facsimile shall be binding to the same extent as an original signature page with regards to any agreement subject to the terms hereof or any amendment thereto.

6.14 Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

ARTICLE 7. EFFECTIVENESS. The Warrant shall automatically become effective in tandem with the drawdown of the Credit Facility, without further consent of the Company or any other party.

[Rest of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the Company and the Holder sign this Warrant as of the Issue Date set forth above.

17 Education & Technology Group Inc.
A Cayman Islands exempted company

By:	/s/ LIU Chang

Name:	LIU Chang

Title:	Director

Warrant Signature Page

AGREED AND ACKNOWLEDGED,

EAST WEST BANK

By:	/s/ Xin Brachman

Name:	Xin Brachman

Title:	First Vice President

Address:

[***]

Attention:

Warrant Signature Page

APPENDIX 1

NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase ___________________ shares of the ________________________________ of 17 Education & Technology Group Inc. a Cayman Islands exempted company, pursuant to the terms of the attached Warrant and tenders herewith payment of the purchase price of such shares in full.

1. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to ____________ of the Shares covered by the Warrant.

[Strike paragraph that does not apply.]

2. Please issue a certificate or certificates representing such shares in the name of the undersigned or in such other name as is specified below:

                                 ________________________________

Or Registered Assignee

3. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws and has executed, and delivers herewith, an Investment Representation Statement and Market Stand-Off Agreement in a form substantially similar to the form attached to the warrant as Appendix A-1.

_________________ or Registered Assignee

(Signature)

(Date)

Appendix 1

APPENDIX A-1

INVESTMENT REPRESENTATION STATEMENT AND

MARKET STAND-OFF AGREEMENT

INVESTOR:	__________________________________________________

COMPANY:	17 Education & Technology Group Inc. a Cayman Islands exempted company

SECURITIES:	THE WARRANT ISSUED ON _________ (THE “WARRANT”) AND THE SECURITIES ISSUED OR ISSUABLE UPON EXERCISE THEREOF

DATE:	__________________________________________________

In connection with the purchase or acquisition of the above-listed Securities, the undersigned Investor represents and warrants to, and agrees with, the Company as follows:

1. No Registration. The Investor understands that the Securities have not been, and will not be, registered under the Securities Act of 1933 of the United States of America or the applicable securities law of any other jurisdiction by reason of a specific exemption from registration provisions, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Investor’s representations as expressed herein or otherwise made pursuant hereto.

2. Investment Intent. The Investor is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities, nor does it have any contract, undertaking, agreement or arrangement for the same.

3. Investment Experience. The Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company, and has such knowledge and experience in financial or business matters so that it is capable of evaluating the merits and risks of its investment in the Company and protecting its own interests.

4. Speculative Nature of Investment. The Investor understands and acknowledges that its investment in the Company is highly speculative and involves substantial risks. The Investor can bear the economic risk of its investment and is able, without impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

5. Access to Data. The Investor has had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. The Investor believes that it has received all the information that it considers necessary or appropriate for deciding whether to acquire the Securities. The Investor understands that any such discussions, as well as any information issued by the Company, were intended to describe certain aspects of the Company’s business and prospects, but were not necessarily a thorough or exhaustive description. The Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.

6. Accredited Investor. The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission of the United States of America and agrees to submit to the Company such further assurances of such status as may be reasonably requested by the Company.

7. Residency. The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the signature page hereto.

8. Restrictions on Resales. The Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under applicable securities laws or an exemption from such registration is available.

9. No Public Market. The Holder understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

10. Brokers and Finders. The Investor has not engaged any brokers, finders or agents in connection with the Securities, and the Company has not incurred nor will incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Securities.

11. Legal Counsel. The Investor has had the opportunity to review the Warrant, the exhibits and schedules attached thereto and the transactions contemplated by the Warrant with its own legal counsel. The Investor is not relying on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Warrant.

12. Tax Advisors. The Investor has reviewed with its own tax advisors the U.S. and non-U.S. tax consequences of this investment and the transactions contemplated by the Warrant. With respect to such matters, the Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Warrant.

13. Market Stand-off. The Investor agrees that the Investor shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by the Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company (or such other period as may be requested by the Company or an underwriter to accommodate regulatory). The Company may impose stop-transfer instructions and may stamp each certificate with a legend with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Investor agrees to execute a market stand-off agreement with the relevant underwriters in customary form consistent with the provisions of this section.

(signature page follows)

The Investor is signing this Investment Representation Statement and Market Stand-Off Agreement on the date first written above.

INVESTOR

(Print name of the investor)

(Signature)

(Name and title of signatory, if applicable)

(Street address)

(City, state and ZIP)